UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23783

(Investment Company Act file number)

Opportunistic Credit Interval Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 3rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024- September 30, 2025

Item 1. Reports to Stockholders.

(a)

OPPORTUNISTIC CREDIT INTERVAL FUND

ANNUAL REPORT
SEPTEMBER 30, 2025

Table of Contents

Shareholder Letter	3
Portfolio Update	13
Consolidated Schedule of Investments	14
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statements of Changes in Net Assets	21
Consolidated Statement of Cash Flows	22
Financial Highlights	23
Notes to Consolidated Financial Statements	24
Report of Independent Registered Public Accounting Firm	37
Additional Information	38
Trustees & Officers	39
Privacy Notice	41

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

Dear Shareholders,

We are excited to share with our partners the annual shareholder letter for the Opportunistic Credit Interval Fund (ticker: SOFIX) for the fiscal year ended September 30, 2025.

The Fund gained 9.8% in fiscal 2025i, cleanly outpacing the Morningstar LSTA Leveraged Loan Indexii which produced 7.0% during the same period.

Macro Backdrop

We tortured our Thesaurus writing this shareholder letter trying to find sufficient synonyms for “uncertainty,” which was a prevailing force shaping markets over the past 12 months.

The Concerning

Job market dead stop:

The weakening U.S. job market that we’ve highlighted in recent quarters jumped from the subtext to the front page with the July jobs report.

The headline unemployment rate remained low at 4.2%, but this figure was likely boosted by a shrinking labor force. Deportations have had a twin impact on the U.S. labor supply by literally removing workers and prompting others not to seek employment.

What grabbed attention in the July data, echoed in the chart below, was evidence that the U.S. job creation engine has stalled.

Change in Rate of Payroll Growth:

Source: Haver, Morgan Stanley Research (07/30/2025)

The August report, showing the addition of just 22,000 jobs, underscored the dearth of job creation and ongoing weakness in NFIB hiring intentions portend continued subdued activity.

Identifying causality remains the central challenge for all market watchers, but the pall of uncertainty has been central to job market deterioration, in our view. Businesses will only expand within their immediate planning horizon. Until companies have greater clarity on trade and tariffs, we expect anemic employment trends to persist.

Annual Report | September 30, 2025	3

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

Fortunately, as previously noted, we believe the shadow of COVID may delay layoffs. After businesses battled to rebuild workforce’s post-pandemic, many will be slow to fire this cycle. This has been evident in initial claims and WARN data, which reflects fraying, not dramatic decay. Post-pandemic labor hoarding may forestall job losses, but it will not eliminate them should the economy downshift.

“Risk-on” rate cuts?

By signaling a rate cut in September, the Fed substantiated fading job trends.

We observed the perverse logic of the market rally after the Fed’s dovish tilt and believe a rate cut with inflation well above target, combined with lofty asset values, should presage caution, not “risk-on.” The Fed will only cut if trends dramatically slow, which is not a reason to celebrate.

Underscoring another market inconsistency, CME FedWatch forecasts 100 basis points (“bps”) of cuts through September 2026, a level of reduction that might be associated with recessionary concerns, of which credit spreads and equity values reveal no signs.1 Only an uber bullish scenario of inflation easing with no economic damage—despite incremental monetary accommodation—would justify this market signal.

Perhaps most importantly, rate cuts may fail to heal what ails our economy. Lowering front-end rates will steepen the yield curve if it stokes inflation and/ or if the market perceives the Fed as having capitulated to political pressure (a risk amplified by recent incursions to Fed independence).

Given that mortgages are benchmarked to the long end of the curve, rate cuts could, paradoxically, hurt the U.S.’s moribund housing market.

Additionally, rates remain a global phenomenon and Japanese, German, French and U.K. 30-year sovereign yields are hovering near multi-decade highs. U.S. front-end cuts will do little to counter the global interplay of long-term rates.

Lastly and most importantly, the malaise of uncertainty cannot be solved through monetary policy. It is not cost of capital, but a general lack of certainty that has restrained recent economic activity.

Final Sales — Reflect a downshift

Tariff-related import/export activity has skewed recent GDP figures, making them a less reliable near-term gage. Final domestic sales (which exclude inventory changes) garnered greater attention in recent quarters and have begun to show signs of deceleration, slowing to +1.2% in 2Q 2025 vs. +1.9% in 1Q 2025 and +2.9% in 2Q 2024.2

Separately, 2Q GDP revealed that businesses may have depleted pre-tariff inventories.

Change in private inventories ($bn):

Source: Bloomberg, Bureau of Economic Analysis (08/12/2025); Note: Chained 2018 dollars

Businesses pushing through higher costs as the economy begins to slow would represent textbook definition stagflation—a brutal backdrop for an economy to escape.

4	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

Kozmo.com 2.0?

“AI” is the only word used more frequently than “uncertain” in 2025.

We want to revisit our AI bubble concerns with an analog from a bygone era: Kozmo.com

Launched during the peak dot-com boom of the late 1990s and early 2000s in 1998, Kozmo promised one-hour delivery of groceries and other items, without cumbersome (yet revenue-generating) fees. We distinctly remember Kozmo delivering a pint of Ben & Jerry’s to my desk during a marathon conference call.

Did Kozmo.com increase productivity? Unquestionably. Did it make money? Absolutely not. The company shuttered in 2001 after slaughtering $200mn of venture capital. The lesson: productivity tools are only sustainable if they can generate economic returns.

Does AI increase productivity? Speaking anecdotally, yes. However, does AI make money? While precise figures are elusive, evidence seems to suggest not.

Companies, predominantly Big Tech, will spend roughly $400bn on AI-related infrastructure this year.3 By comparison, market leader OpenAI said in August that its annualized revenue exceeds $13bn which marks impressive growth relative to 2024 sales of $5.5bn, but is dwarfish relative to capital spend.

Sam Altman has predicted “trillions” of AI capital expenditure (“capex”) spend and McKinsey recently estimated the need for $6.7tn of infrastructure investment by 2030 to keep pace with compute power.4

Hence, not unlike the VC dollars that subsidized the delivery of Chunky Monkey, each AI query is currently largely being financed by Big Tech and venture firms. The staggering magnitude of capital required calls into question the viability of AI, writ large.

AI kills the golden goose/geese?

Crucially, the current AI boom risks toppling the most sacrosanct names in the Standard and Poor’s 500 Index (“S&P 500”) iii, which creates significant systematic risk for U.S. investors. Given Big Tech’s monstrous index weighting, any waning of the mania risks collapsing the S&P’s lofty valuation. 5

The rents earned by U.S. megacaps have provided the riches to fund AI investment, but for how long will the market countenance these outlays?

The S&P 500 has been boosted by a handful of companies with near mythical business models that have enabled growth with de minimis marginal costs and therefore powered mammoth cash generation. These businesses have enjoyed a virtuous cycle whereby sky-high valuations have lowered their cost of capital, reinforcing growth, margin and cash flows. Amazon arguably enjoyed an effective zero WACC before achieving scale and stumbling upon the AWS cash engine.

As depicted in the chart below, AI has already dimmed the magic of the S&P’s hegemons by consuming their vaunted cash flows.

Capex, FCF Margin and Revenue Growth: MSFT, AMZN, GOOG and META

Source: BOND Capital (06/02/2025)

Plus, massive capex today will create depreciation expenses (albeit non-cash) that will weigh on earnings per share (“EPS”) for years to come.

Annual Report | September 30, 2025	5

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

Thus far, the market has rewarded Big Tech’s spending, but at some point, chasing the chimera of AI riches with impunity may stop. Not unlike the market’s refusal to reward growth in oil & gas post-shale (thereby strangling access to capital), sentiment towards spending can shift rapidly.

Ominously, in their “The GenAI Divide: State of AI in Business 2025” dispatch, MIT NANDA (Networked Agents and Decentralized AI) reported that 95% of businesses are reporting zero return on their AI investments.6 The shot clock on AI may be ticking…

Fed war a core threat

The recent infringement on Federal Reserve independence, in our view, represents the biggest threat to U.S. monetary policy since Andrew Jackson killed the Second Bank of the United States (a Fed predecessor), which left the country without a centralized authority for more than seventy years.

More recently, the most notable political interference in monetary policy occurred when Richard Nixon cajoled Fed chair Arthur Burns to lower rates ahead of the 1972 election. While many factors contributed to amplify its impact (e.g. oil shocks, hangover from LBJ’s Guns and Butter programs), the Fed’s imprudent cuts nevertheless catalyzed the debilitating inflation that manacled the economy throughout the decade. It required the courage of Paul Volker to wrangle inflation through punishing rate hikes, which smoothed aggregate demand.

The U.S. economy paid a heavy price for the politicization of monetary policy. Nixon’s meddling appears picayune relative to the current administration’s attempt to fire a Fed governor to install a more dovish loyalist.

Turkey highlights the consequences of executive intrusion into monetary matters. President Erdogan has actively interfered with monetary policy, beginning with the appointment of his son-in-law as Turkey’s finance minister shortly after his election. During Erdogan’s tenure, which is ongoing, inflation averaged 26.7% (cumulative price change 967.8%) from 2014 through 2024.7

Paraphrasing renowned economist and former advisor to the New York Federal Reserve Kenneth Rogoff in his recent book Our Dollar, Your Problem, the global trust that the U.S. Federal Reserve will deliver stable prices “is the single most important bulwark that stands between global economic stability and the return of the macroeconomic stone ages—that is to say, the 1970s.” Politicizing monetary policy undermines this fundamental trust.

The market has largely ignored the administration’s efforts, reflecting the low likelihood of success on legal grounds. Further, we believe a galvanic negative bond market response could ultimately stomp out these incursions.

The Good

Market watchers always sound smarter emphasizing the negative; careers have been built on permabear narratives. Hence, we consciously attempt to provide balance to my commentary.

Hard to kill

The resilience of the U.S. economy amid a cavalcade of disorder has been astounding.

Global trade and security relationships have been reshuffled amid a protracted land war in Europe and the dramatic amplification of Middle East conflict, while U.S. rule of law, governance and monetary policy norms have been challenged by a rollback of both free-market orthodoxy and democratic institutions amid heightened cost of capital reflected by U.S. 10-year Treasury yields averaging 4.11% over the last three years compared to 1.54% in the previous three at the same time that American universities (the envy of the world) are under assault. (Editor’s note: intentional run-on sentence for dramatic effect)

Powering through this tumult is a testament to the U.S. economy’s underlying soundness, we believe a derivative of COVID. Rock-bottom interest rates and fiscal spending enabled household and corporate balance sheet repair and the ensuing market rally facilitated astounding wealth creation.

With confidence at the cornerstone of GDP growth, recent economic strength could become self-fulling if a perception of economic invulnerability takes hold. If this backdrop hasn’t toppled U.S. GDP, what will?

Relatedly, stimulus from the One Big Beautiful Bill Act—including provisions like the acceleration of depreciation expense—may provide fiscal fuel to reinvigorate the economy.

6	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

The leverage to leverage

The most traumatic economic episodes of the post-war era have given rise to today’s historically healthy household balance sheets, as demonstrated below.

U.S. Household Leverage (%)

Source: Federal Reserve Board (07/10/2025)

The emotional wounds of the Great Financial Crisis (the market and economic downturn beginning in the 2007-2008 timeframe) and the subsequent decreased availability of subprime credit has driven significant consumer deleveraging, while elevated asset values from COVID have amplified net worth.

A boost in confidence could prompt releveraging, driving further growth. The healthy aggregate consumer profile may also mute the next downturn by providing spending power for displaced workers. Recall, the pain of GFC was in part derived from households being forced to deleverage amid job loss, obliterating discretionary spending.

Dry powder

As well documented, roughly $7tn of assets have flooded into money market funds (MMFs) since the Fed’s first hike in March 2022.

MMFs have historically moved in lock step with the federal funds rate (“fed funds rate”), meaning their yields should fall in lockstep with potential cuts. As rates decrease, these dollars in time migrate into other assets, providing firepower for markets.

However, a lower rate environment isn’t friction-free. A 100 bp decline in yields would wipe out $70bn of (near risk-free) interest income from investors’ portfolios. This could prompt investors to move out on the risk spectrum amid already lofty valuations, thus heightening asset bubble risk.

Annual Report | September 30, 2025	7

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

High-end consumer remains stalwart

Spending by high-end U.S. consumers shows little sign of slowing, as reflected in the graph below.

U.S. Consumption by Income Cohort

Source: Moody’s Analytics (08/12/2025)

Lower income consumers show clear signs of stress as evidenced by higher delinquencies across lending categories; credit card delinquencies are near GFC highs.8 These consumers will face further stress from provisions in the OBBB, including reductions of SNAP benefits and lost healthcare coverage.

Despite their economic strain, the lowest income cohort represents around 9% of U.S. consumption compared to 39% and 23% for the highest income quintile and fourth income quintile, respectively.9 Hence, strength at the high end has so far subsumed low end stress.

The Opportunity

Evidence of lofty public market valuations are both unambiguous and well documented. Anecdotally, BC Partners in recent weeks has walked away from deals priced at levels we generously characterize as “aggressive.” In our specialty finance vertical, a company that filed for bankruptcy last year recently obtained financing at S+275 bps and a 92% advance rate (or providing capital up to 92% of total value). For perspective, that’s roughly the same yield as 10-year Indian sovereign debt. Deals like this could herald the top of the market in public credit.

Before delving into areas of opportunity for BC Partners’ investors, I want to highlight a key driver behind the growth of private credit: the marked rise of passive investing.

8	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

As illustrated below, passive vehicles captured significant share from active over the last decade.

U.S. Flow of Funds

Source: Morningstar (year-end 2024)

Notably, in 2024, passive funds attracted $886bn of new capital while active vehicles lost $166bn of assets.10 Last year, passive surpassed active, comprising 53% market share compared to 47%.11

Asset selection has become a dying art as an increasing percentage of “buy” and “sell” decisions have become dictated solely by fund flows. Earnings and other signals have been muffled by cash inflows and outflows, stifling the market’s normal response mechanism.

As passive has crowded out fundamentals, daring hedge funds taking directional bets (short and long) have been replaced by factor-driven pod shops with nanosecond holding periods, amplifying the breakdown of market efficiency.

The silent coup d'état of passive has created market distortion like the once unthinkable prices of Big Tech. As shown below, NVIDIA’s valuation has steadily outpaced its revenue growth due in part to passive investing.

NVIDIA Normalized Revenue vs. Normalized Market Cap (2025 represents year 1)

Source: Bloomberg, company financials and ChatGPT.

Annual Report | September 30, 2025	9

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

If a passive vehicle receives inflows, those dollars will buy a proportionate share of a stock in the reference index; from 1x sales or 1000x sales, valuation is irrelevant in that equation. This dynamic skews our economy by potentially rewarding large index constituents with a lower cost of capital that can stifle competitors.

Private credit has no equivalent. An investor cannot, for instance, passively buy, overhaul, and sell a jet engine. Structured equity entails hammering out a capital solution specific to each individual company; there is no formulaic approach. Asset based lending involves a double underwrite—both an assessment of the actual assets as well as the financial health of the borrower.

We believe a passive approach to such lending would be a manifest disaster for investors. Formulaic flows would perhaps sustain some struggling private borrowers, but more often would incinerate capital by providing more debt to businesses unable to service their borrowings.

In short, we believe private credit is among the last remaining corners of active management. As allocators—both institutional and individuals—push an increasing share of their equities into passive, private credit provides a compelling offset.

Of course, there are gradations of active management within private credit. Larger vehicles often serve as price-takers given the need to deploy hoards of capital, thereby forcing investors to sacrifice returns in exchange for the theoretical safety of big shops.

In contrast, as among the most prominent players in the middle market, BC Partners believes in engaging in fundamental analysis and capital structure assessment and/or formation for every name in our portfolio.

How we are making money

BC Partners benefits from our ability to write “small checks” by virtue of our size and leveraging our institutional platform to capture larger transactions as well.

The firm recently purchased a $1.2bn aviation portfolio. In isolation, this deal would comprise a sizable percentage of our AUM and potentially represent an imprudent check size, regardless of its return potential.

However, BC Partners populated the deal among internal vehicles and syndicated the remainder to our limited partners (“LPs”) as a co-invest. The flexibility to scale a deal, when appropriate, unlocks opportunities and rewards our largest partners with a direct investment. We followed a similar path with a recent first-lien deal in the healthcare technology space.

To be sure, BC Partners does not need to write big tickets, but we can when the opportunity presents itself, which is an ideal setup, in our view.

As previously noted, the dearth of private equity exits has boosted demand for BC Partners’ NAV lending and structured equity solutions. The difficult private equity (“PE”) backdrop has also uncovered bridge equity opportunities. BC Partners has been lending sponsors short-term capital on a first lien basis, which gets repaid at transaction closing.

Wrap-up

We are not macroeconomists, and our investment process is ultimately driven by fundamental credit selection, but a consideration of the backdrop underpins all of our investment decisions. We contrast our approach with that of passive peers.

Uncertainty looms, with stagflation potentially emerging, which could be worsened by a pullback in AI spending that could puncture the S&P 500. While rate cuts may reinvigorate GDP and jolt animal spirits, it may lead to further inflation and elevate asset bubble risk.

Regardless of the route, stretched public market asset prices provide a narrow path for investors, in our view. Deploying capital at higher valuations has historically resulted in underwhelming returns. Plus, should the market roll over, the downside descent could be steep.

As noted earlier, BC Partners has concerns that we may be at the top of the market which may pose a risk to investors who over allocate to passive funds. In our view, actively managed private credit funds provide a safe haven.

Fund Performance

The Fund gained 9.8% in fiscal 2025.

10	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

What didn’t work (yet)

The largest detractor in the period was the Fund’s holding of shares in IFRG Investor III, L.P. (an SPV that held 2nd Lien Loans for the company Franchise Group), a retail holding company which sought bankruptcy protection amid malfeasance from former management. We remain focused on rooting out bad actors, but, sadly, willful and intentional fraud can be among the hardest things for managers to detect.

Preferred shares and warrants of Princeton Med-spa (Princeton Medspa Partners, LLC, Preferred & Princeton Medspa Partners, LLC, Warrants) provided a headwind in the period after encountering operating challenges at one of its sites. We remain hopeful that we will highlight Princeton Med-spa among our top performers in next year’s annual letter.

What worked

The Opportunistic Credit Income Fund (SOFIX) posted several notable gainers in the 12 months ended 9/30/2025.

Preferred shares backing helmet manufacturer Riddell (EBSC Holdings LLC (Riddell, Inc.), Preferred) was a positive contributor in the period as the underlying business continues to execute above expectations.

In addition to these names, the Fund enjoyed returns from other positions, demonstrating a breadth of positive credit selection. Further, the Fund has several existing loans poised for strong recovery in the coming months and quarters.

What we are excited about going forward

We believe loans supporting food supplier, Florida Foods (Florida Food Products LLC, First Lien Term Loan), currently marked in the mid-60s, are well positioned for recovery. The company recently received $100mn of capital to support a new contract award in the instant coffee market. The company also has new sales initiatives in the energy drink segment, which may further boost their revenue rebound.

Positioning

From an allocation standpoint, the Fund generally eschews public market exposure, but with significant market uncertainty and tight credit spreads, we have further leaned into BC Partners’ private market pipeline.

Most of the Fund’s incremental dollars have navigated towards non-sponsored direct lending and specialty finance transactions, which, in our view, remains amongst the most attractive segments of the market, writ large, let alone in corporate credit.

Conclusion

As we noted last year, our performance in fiscal 2024 failed to meet the high standard we set for ourselves. We are thankful to our partners who remained loyal to BC Partners as we returned the Fund to its proper trajectory this year. On a go forward, we believe the Fund is on a proper path to deliver outsized returns relative to fixed income benchmarks.

Regards,

Ted Goldthorpe

Partner, Head of BC Partners Credit

[1]	CME FedWatch (09/03/2025)

[2]	U.S. Bureau of Economic Analysis

[3]	“Who will pay for the trillion-dollar AI boom?” The Economist, July 31, 2025

[4]	“The cost of compute: A $7 trillion race to scale data centers,” McKinsey quarterly, April 28, 2025

[5]	“American Unexceptionalism,” GMO, (08/21/2025) Note: Big Tech comprises Apple, Microsoft, Alphabet, Amazon, Meta and Nvidia.

[6]	“The GenAI Divide: State of AI in Business 2025,” MIT NANDA (July 2025)

[7]	CPI Inflation Calculator

[8]	The Federal Reserve Bank of New Yor, Macrobook and Apollo Chief Economist (07/18/2025)

[9]	Haner Analytics and Apollo Chief Economist (07/18/2025)

[10]	“The Passive vs. Active Fund Monitor,” PWL Capital (year-end 2024, published winter 2025)

[11]	Morningstar report published in “The Passive vs. Active Fund Monitor,” PWL Capital (year-end 2024, published winter 2025)

Annual Report | September 30, 2025	11

Opportunistic Credit Interval Fund	Shareholder Letter

September 30, 2025 (Unaudited)

[i]	Fund performance refers to that of Class I. Reflects twelve-month returns through September 30, 2025. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103. The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least February 1, 2026 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding incentive fees, all borrowing costs, dividends, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

ii	Morningstar LSTA US Leveraged Loan TR USD Index - The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

iii	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

Important information:

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a copy of the prospectus containing this and other information, please call (833) 404-4103 or download the file from www.opportunisticcreditintervalfund.com. Read the prospectus carefully before you invest. Past performance is not indicative of future results.

The Fund is distributed by ALPS Distributors, Inc. (ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203). Mount Logan Management LLC (the Fund's investment adviser), its affiliates, ALPS Distributors, Inc., and U.S. Bank, N.A. are not affiliated. Investing involves risk. Investment return and the principal value of an investment will fluctuate, and an Investor’s shares, when redeemed, may be worth more or less than their original cost.

The Fund is subject to the general risks associated with investing in debt and loan instruments, including market, credit, liquidity, and interest rate risk. The Fund is subject to management and other expenses, which will be paid by the Fund. Because of the risks associated with the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. There currently is no secondary market for the Fund's shares and the Fund expects that no secondary market will develop. Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid. An investment in the Fund's shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than the liquidity provided through the Fund's repurchase policy. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers, regardless of how the Fund performs.

The Fund's distributions policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, resulting in less of a shareholder's assets being invested in the Fund, and, over time, increase the Fund's expense ratio. Any invested capital that is returned to the shareholder will be reduced by the Fund's fees and expenses, as well as the applicable sales load. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. The sales of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.

12	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Portfolio Update

September 30, 2025 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2025, compared to its benchmark:

	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception	Inception
Opportunistic Credit Interval Fund - NAV	1.22%	2.35%	5.76%	8.07%	9.76%	14.52%	7/1/2022
Morningstar LSTA Leveraged Loan Index	0.44%	1.77%	4.13%	4.63%	7.00%	9.53%	7/1/2022

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 28, 2025, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.77% for Class I. After fee waivers, the Fund’s total annual operating expense is 4.93% for Class I. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

Comparison of the Change in Value of a $10,000 Investment

Consolidated Portfolio Composition as of September 30, 2025
Asset Type	Percent of Net Assets
Bank Loans	70.93%
Preferred Stock	17.01%
Corporate Bonds	6.01%
Common Equity	5.51%
Joint Venture	3.42%
Private Investment Funds	1.46%
Equipment Financing	1.15%
Asset-Backed Securities	0.19%
Warrants	0.15%
Derivatives	–%
Total Investments	105.83%
Liabilities in Excess of Other Net Assets	(5.83)%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2025	13

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

          September 30, 2025

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (70.93%)(a)(b)
Communication Services (8.33%)
Neptune Bidco US Inc., First Lien Term Loan(c)	9.43%	3M SOFR + 5.00%, 0.50% Floor	04/11/2029	$2,606,791	$2,488,195
Neptune Bidco US Inc., First Lien Term Loan A(c)	9.18%	3M SOFR + 4.75%, 0.50% Floor	10/11/2028	2,463,473	2,349,537
Neptune Bidco US Inc., Second Lien Term Loan(c)	14.18%	3M SOFR + 9.75%, 0.75% Floor	10/11/2029	1,787,907	1,778,967
Next Flight Ventures, Delayed Draw Term Loan(c)(d)(e)	14.37%	3M SOFR + 10.00%	12/26/2025	277,269	265,035
Next Flight Ventures, First Lien Term Loan(c)(e)	14.25%	14.25% PIK	12/26/2025	1,276,135	1,228,536
Synamedia Americas Holdings, Inc., First Lien Term Loan(c)	10.50%	1M SOFR + 6.50%, 1.00% Floor	12/05/2028	4,631,466	4,625,908
					12,736,178
Consumer Discretionary (1.61%)
PMP OPCO, LLC, Delayed Draw Term Loan(c)(d)(f)	–%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	–	(32,375)
PMP OPCO, LLC, First Lien Term Loan(c)(f)	12.70%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	1,747,266	1,659,902
PMP OPCO, LLC, Revolver(c)(d)(f)	–%	1M SOFR + 8.50%, 2.00% Floor	05/31/2029	–	(10,938)
Riddell Inc., First Lien Term Loan(c)(f)	10.15%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	851,713	848,225
					2,464,814
Consumer Staples (6.45%)
Florida Food Products LLC, First Lien Term Loan(c)	9.28%	1M SOFR + 5.00%, 0.75% Floor	10/18/2028	4,029,829	2,795,694
Global Integrated Flooring Systems Inc., First Lien Term Loan(c)(e)	13.29%	3M SOFR + 3.00%, 6.00% PIK, 1.00% Floor	12/31/2026	1,211,095	826,693
Global Integrated Flooring Systems Inc., Revolver(c)(e)	13.16%	1M SOFR + 3.00%, 6.00% PIK, 1.00% Floor	12/31/2026	12,430	8,484
Jackson Ranch LLC, First Lien Term Loan(c)(e)	13.00%	13.00% PIK	09/20/2027	363,096	382,740
Middle West Spirits, LLC, First Lien Term Loan(c)	10.57%	3M SOFR + 6.25%	04/23/2030	384,028	376,789
Middle West Spirits, LLC, Revolver(c)(d)	–%	3M SOFR + 6.25%	04/23/2030	–	(2,067)
SPB C-2024, LLC, First Lien Term Loan(c)(e)	13.00%	13.00% PIK	08/19/2027	5,200,790	5,482,153
					9,870,486
Financials (24.32%)
AIS Holdco, LLC, First Lien Term Loan(c)	10.00%	3M SOFR + 6.00%, 1.25% Floor	05/21/2029	2,082,960	2,056,923
AIS Holdco, LLC, Revolver(c)(d)	10.00%	3M SOFR + 6.00%, 1.25% Floor	05/21/2029	–	(1,250)
BetaNXT, Inc., First Lien Term Loan(c)	9.75%	3M SOFR + 5.75%	07/01/2029	4,645,656	4,565,752
Broadway Strategic Return Fund LP, Delayed Draw Term Loan(c)(d)(e)	18.00%	18.00% PIK	03/13/2029	2,394,000	2,375,230
Cor Leonis Limited, Revolver(c)(d)	11.25%	3M SOFR + 7.25%, 1.50% Floor	05/15/2028	6,346,217	6,346,217
Expert Experience Credit Motors, LLC, Revolver(c)(d)	14.75%	1M SOFR + 10.50%	03/29/2026	4,854,973	4,854,973
Lion FIV Debtco Limited, Revolver(c)	14.85%	3M SOFR + 10.50%	04/18/2026	1,221,513	1,219,070
PocketWatch, Inc., First Lien Term Loan(c)	14.99%	N/A	07/15/2027	1,055,872	1,055,872
Resolute Investment Managers Inc, First Lien Term Loan(c)	10.76%	3M SOFR + 6.50%	10/30/2028	4,981,561	4,541,689
RHF VIII Holdings LLC, Revolver(c)	11.39%	1M SOFR + 7.13%, 2.50% Floor	07/02/2026	5,000,000	5,000,000
Royal Palm Equity Partners I L.P., Delayed Draw Term Loan(c)(d)(e)	11.21%	11.21% PIK	10/24/2033	46,108	46,849
Royal Palm Equity Partners I L.P., First Lien Term Loan(c)(e)	11.33%	11.33% PIK	10/24/2033	74,181	73,847
Royal Palm Equity Partners I L.P., Initial First Lien Term Loan(c)(e)	11.31%	11.31% PIK	10/24/2033	590,222	587,566
Royal Palm Equity Partners II L.P., First Lien Term Loan(c)(e)	12.32%	12.32% PIK	10/24/2028	46,253	45,989
Russell Investments US Institutional Holdco, Inc., First Lien Term Loan(c)(e)	10.81%	3M SOFR + 5.00%, 1.50% PIK, 1.00% Floor	05/31/2027	4,597,832	4,426,241
					37,194,968
Health Care (7.04%)
CCMG Buyer, LLC, First Lien Term Loan(c)	9.66%	1M SOFR + 5.50%, 1.00% Floor	05/08/2030	1,563,542	1,563,542
CCMG Buyer, LLC, Revolver(c)(d)	–%	1M SOFR + 5.50%, 1.00% Floor	05/08/2030	–	–
Dentive LLC, Delayed Draw Term Loan(c)(d)	13.05%	3M SOFR + 8.75%, 0.75% Floor	12/22/2028	1,730,900	1,619,028
Dentive LLC, First Lien Term Loan(c)	13.05%	3M SOFR + 8.75%, 0.75% Floor	12/22/2028	235,206	225,680
IDC Infusion Services, Inc., Delayed Draw Term Loan(c)(d)	10.37%	3M SOFR + 6.50%, 1.00% Floor	07/07/2028	116,007	116,847
IDC Infusion Services, Inc., First Lien Term Loan(c)	10.37%	3M SOFR + 6.50%, 1.00% Floor	07/07/2028	359,545	360,948
IDC Infusion Services, Second Amendment First Lien Term Loan(c)	9.87%	3M SOFR + 6.00%, 1.00% Floor	07/07/2028	3,465,000	3,441,092
PhyNet Dermatology LLC, Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 6.50%, 1.00% Floor	10/20/2029	–	(10,135)

See Notes to Consolidated Financial Statements.

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Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

          September 30, 2025

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (70.93%)(a)(b)
Health Care (7.04%) (continued)
PhyNet Dermatology LLC, First Lien Term Loan(c)	10.83%	3M SOFR + 6.50%, 1.00% Floor	10/20/2029	$479,238	$469,653
South Florida ENT Associates, Delayed Draw Term Loan(c)(d)	9.35%	3M SOFR + 5.25%, 1.00% Floor	12/31/2028	136,753	135,838
South Florida ENT Associates, First Lien Term Loan(c)	9.35%	3M SOFR + 5.25%, 1.00% Floor	12/31/2028	386,390	385,656
USN Opco, LLC, First Lien Term Loan(c)	10.21%	3M SOFR + 5.75%, 1.00% Floor	12/21/2026	2,462,500	2,462,501
					10,770,650
Industrials (5.42%)
Marvel APS, Delayed Draw Term Loan(c)(e)(g)	10.00%	10.00% PIK	12/21/2027	3,627,359	4,834,066
Material Handling Systems, Inc., First Lien Term Loan(c)	9.72%	3M SOFR + 5.50%, 0.50% Floor	06/08/2029	1,551,943	1,291,216
Tactical Air Support, Inc., Delayed Draw Term Loan(c)(d)	12.97%	3M SOFR + 8.50%, 1.00% Floor	12/22/2028	271,429	273,724
Tactical Air Support, Inc., First Lien Term Loan(c)	12.98%	3M SOFR + 8.50%, 1.00% Floor	12/22/2028	1,914,287	1,897,632
					8,296,638
Information Technology (17.76%)
DCert Buyer, Inc., First Amendment Term Loan Refinancing, Second Lien Term Loan(c)	11.16%	1M SOFR + 7.00%	02/16/2029	3,532,961	3,223,827
Enverus Holdings, Inc., Initial First Lien Term Loan(c)	9.66%	1M SOFR + 5.50%, 0.75% Floor	12/12/2029	801,882	797,872
Enverus Holdings, Inc., Revolver(c)(d)	9.64%	1M SOFR + 5.50%	12/12/2029	3,163	2,791
HDC / HW Intermediate Holdings, LLC, Delayed Draw Term Loan(c)(d)(e)	13.26%	3M SOFR + 9.00%, 3.00% Floor	06/22/2026	44,542	44,542
HDC / HW Intermediate Holdings, LLC, First Lien Term Loan A(c)(e)	9.01%	3M SOFR + 3.25%, 2.50% PIK, 5.25% Floor	06/21/2026	1,038,371	1,038,371
HDC / HW Intermediate Holdings, LLC, First Lien Term Loan B(c)(e)(h)	–%	3M SOFR + 1.00%, 2.50% PIK, 5.25% Floor	06/21/2026	662,559	8,282
Help Systems Holdings, Inc., First Lien Term Loan(c)	8.06%	3M SOFR + 3.75%, 0.75% Floor	11/19/2026	2,457,102	2,329,493
Ivanti Security Holdings LLC, NewCo First Lien Term Loan(c)	10.05%	3M SOFR + 5.75%, 2.00% Floor	06/01/2029	180,424	185,950
Ivanti Software, Inc., First Lien Term Loan(c)	9.05%	3M SOFR + 4.75%, 0.75% Floor	06/01/2029	2,498,445	2,087,451
Kofax, Inc., First Lien Term Loan(c)	9.66%	3M SOFR + 5.25%, 0.50% Floor	07/20/2029	2,542,702	2,300,611
Morae Global Corporation, Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	–	48,016
Morae Global Corporation, First Lien Term Loan(c)	12.46%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	1,250,868	1,227,477
Morae Global Corporation, First Lien Term Loan B(c)	12.39%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	1,688,095	1,656,528
Morae Global Corporation, Revolver(c)(d)	12.45%	3M SOFR + 8.00%, 2.00% Floor	10/31/2028	100,000	97,663
PEAK Technology Partners, Inc., First Lien Term Loan(c)	9.66%	1M SOFR + 5.50%, 1.00% Floor	07/22/2027	609,049	604,298
Riskonnect Parent LLC, Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 3.82%, 0.75% Floor	12/07/2028	–	50,000
Riskonnect Parent LLC, First Lien Term Loan(c)	8.62%	3M SOFR + 3.82%, 0.75% Floor	12/07/2028	1,206,639	1,206,639
Tank Holding Corp., First Lien Term Loan(c)	10.01%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	1,815,415	1,726,459
Tank Holding Corp., Revolver(c)(d)	–%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	–	(336)
Taoglas Group Holdings Limited, First Lien Term Loan(c)	11.25%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	306,153	293,142
Taoglas Group Holdings Limited, Revolver(c)(d)	11.38%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	81,348	77,693
VTX Intermediate Holdings, Inc., First Lien Term Loan(c)(e)	12.30%	1M SOFR + 7.00%, 1.00% PIK, 2.00% Floor	12/12/2029	3,075,468	3,037,024
VTX Intermediate Holdings, Inc., Second Lien Term Loan(c)(e)	12.50%	12.50% PIK	12/12/2030	5,299,400	5,113,921
					27,157,714
TOTAL BANK LOANS
(Cost $108,544,545)					108,491,448

CORPORATE BONDS (6.01%)(a)(b)
Financials (6.01%)
EJF CRT 2024-R1 LLC(c)	11.86%	1M CMTR + 7.75%, 7.75% Floor	12/17/2055	6,193,572	6,193,572
EJF CRT 2025-1 LLC(c)	13.75%	PRIME + 6.50%	12/17/2055	3,000,000	3,000,000
					9,193,572
TOTAL CORPORATE BONDS
(Cost $9,193,572)					9,193,572

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2025	15

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

September 30, 2025

	Coupon	Reference Rate & Spread	Maturity	Principal/Shares	Value
EQUIPMENT FINANCING (1.15%)(b)
Financials (1.15%)
White Oak Equipment Finance 1, LLC(a)(c)(i)	10.75%	N/A	01/01/2027	$1,752,737	$1,752,737
TOTAL EQUIPMENT FINANCING
(Cost $1,752,737)					1,752,737

PREFERRED STOCK (17.01%)(b)
Communication Services (2.65%)
Highmount DP SPV, LLC, Class A, Preferred(c)(d)(i)(j)				3,571,429	4,053,902
Consumer Discretionary (9.46%)
EBSC Holdings LLC (Riddell, Inc.), Preferred(a)(c)(e)(f)	10.00% PIK	N/A		5,797,691	6,580,380
Princeton Medspa Partners, LLC, Preferred(a)(c)(e)(f)(i)	12.50% PIK	N/A		4,083,156	2,841,468
S3 AHL LP(c)(j)				5,000,000	5,056,425
					14,478,273
Consumer Staples (2.17%)
Middle West Spirits, LLC, Preferred(a)(c)(e)	10.00% PIK	N/A		3,211,082	3,313,195
Health Care (2.73%)
Epilog Partners SPV III, LLC, Preferred(c)(d)(i)				3,557,727	4,179,066
TOTAL PREFERRED STOCK
(Cost $25,185,943)					26,024,436

ASSET-BACKED SECURITIES (0.19%)(b)
Financials (0.19%)
Mount Logan Funding 2018-1 LP(c)(f)(k)	22.14%	N/A	01/22/2033	479,858	291,994
TOTAL ASSET-BACKED SECURITIES
(Cost $473,658)					291,994

COMMON EQUITY (5.51%)(b)

	Shares	Value
Communication Services (0.01%)
Next Flight Ventures(c)(j)	23	16,666
NFV Co-Pilot, Inc.(c)(j)	114	5,365
		22,031
Consumer Discretionary (0.05%)
IFRG Investor III, L.P.(c)(j)	1,281,011	75,951
Consumer Staples (2.75%)
Cooper OH Originations, LLC SPV(c)(i)(j)	40,000	4,000,000
Middle West Spirits, LLC, Common Stock(c)(j)	318	204,814
		4,204,814
Diversified (1.30%)
BCP Investment Corp.(f)	3,986	45,959
Franklin BSP Capital Corp	140,874	1,943,460
		1,989,419
Financials (1.39%)
TRMEF Basis II LLC(c)(i)(j)	2,000,000	2,120,000
Information Technology (0.01%)
HDC / HW Intermediate Holdings, LLC(c)(j)	24,803	–
VTX Holdings, LLC(c)(j)	2,486,597	22,199
		22,199
TOTAL COMMON EQUITY
(Cost $8,975,507)		8,434,414

WARRANTS (0.15%)(b)
Consumer Discretionary (0.04%)
Princeton Medspa Partners, LLC, Warrants(c)(f)(i)	0.09	63,265

See Notes to Consolidated Financial Statements.

16	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

September 30, 2025

	Shares	Value
Information Technology (0.11%)
Morae Global Holdings Inc.(c)	582	$170,101
TOTAL WARRANTS
(Cost $130,333)		233,366

		Value
PRIVATE INVESTMENT FUNDS (1.46%)(b)
Treville Capital Solutions Fund A LP(j)(l)		2,234,575
TOTAL PRIVATE INVESTMENT FUNDS
(Cost $2,216,670)		2,234,575

JOINT VENTURE (3.42%)(b)
Diversified (3.42%)
Series B - Great Lakes Funding II LLC(d)(f)(l)(m)	5,483,158	5,225,449
TOTAL JOINT VENTURE
(Cost $5,483,158)		5,225,449

	Number of
	Contracts	Value
DERIVATIVES (–%)(b)
Consumer Discretionary (–%)
Princeton Medspa Partners, LLC, Put Option(c)(f)(i)	3,500,000	–
Health Care (–%)
Epilog Partners SPV III, LLC, Put Option(c)(i)	3,500,000	–
TOTAL DERIVATIVES
(Cost $–)		–

INVESTMENTS, AT VALUE (105.83%)
(COST $161,956,123)		$161,881,991
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.83%)		(8,926,936)
NET ASSETS - (100.00%)		$152,955,055

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

PIK - Payment in-Kind

Reference Rates:

1M SOFR - 1 Month US SOFR as of September 30, 2025 was 4.12%.

3M SOFR - 3 Month US SOFR as of September 30, 2025 was 3.97%.

1M CMTR - 1 Month Constant Maturity Treasury Rate was 4.11%

PRIME - US Prime Rate as of September 30, 2025 was 7.25%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	These investments are pledged to secure the Fund’s debt obligations.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(d)	All or a portion of this commitment was unfunded as of September 30, 2025.

(e)	Payment in kind security which may pay interest in additional par.

(f)	Affiliate company.

(g)	Principal balance denominated in euros.

(h)	Non-accrual investment.

(i)	Investment is held through SOFIX Master Blocker, LLC, wholly owned subsidiary.

(j)	Non-income producing security.

(k)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, the aggregate market value of those securities was $291,994, representing 0.19% of net assets.

(l)	Restricted security.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2025	17

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

September 30, 2025

(m)	During the year ended September 30, 2025, the Fund invested $5,880,739 in Series B – Great Lakes Funding II LLC units, received a return of capital distribution of $397,581, and reported change in unrealized depreciation of $257,709. Additionally, Series B – Great Lakes Funding II LLC declared distributions of $220,379 during the year ended September 30, 2025.

Securities determined to be restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchases	Security	Cost	Value	% of Net Assets
08/01/2025 - 09/30/2025	Series B - Great Lakes Funding II LLC	$5,483,158	$5,225,449	3.42%
05/14/2025 - 06/30/2025	Treville Capital Solutions Fund A LP	2,216,670	2,234,575	1.46%
	Total	$7,699,828	$7,460,024	4.88%

Additional information on investments in private investment funds and unfunded commitments:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of September 30, 2025
Series B - Great Lakes Funding II LLC	$5,225,449	N/A	N/A	$2,220,202
Treville Capital Solutions Fund A LP	2,234,575	N/A	N/A	–
Total	$7,460,024			$2,220,202

Unfunded Commitments:
Security	Value	Maturity	Unfunded Commitments as of September 30, 2025
AIS Holdco, LLC, Revolver	$(1,250)	05/21/2029	$100,000
Broadway Strategic Return Fund LP, Delayed Draw Term Loan	2,375,230	03/13/2029	2,800,000
CCMG Buyer, LLC, Revolver	–	05/08/2030	250,000
Cor Leonis Limited, Revolver	6,346,217	05/15/2028	653,783
Dentive LLC, Delayed Draw Term Loan	1,619,028	12/22/2028	1,369,500
Enverus Holdings, Inc., Revolver	2,791	12/12/2029	71,162
Epilog Partners SPV III, LLC, Preferred	4,179,066	N/A	222,273
Expert Experience Credit Motors, LLC, Revolver	4,854,973	03/29/2026	395,027
HDC / HW Intermediate Holdings, LLC, Delayed Draw Term Loan	44,542	06/22/2026	11,111
Highmount DP SPV, LLC, Class A, Preferred	4,053,902	N/A	1,428,571
IDC Infusion Services, Inc., Delayed Draw Term Loan	116,847	07/07/2028	16,234
Middle West Spirits, LLC, Revolver	(2,067)	04/23/2030	111,111
Morae Global Corporation, Delayed Draw Term Loan	48,016	10/31/2028	1,285,714
Morae Global Corporation, Revolver	97,663	10/31/2028	25,000
Next Flight Ventures, Delayed Draw Term Loan	265,035	12/26/2025	69,300
PhyNet Dermatology LLC, Delayed Draw Term Loan	(10,135)	10/20/2029	1,013,464
PMP OPCO, LLC, Delayed Draw Term Loan	(32,375)	05/31/2029	809,375
PMP OPCO, LLC, Revolver	(10,938)	05/31/2029	218,750
Riskonnect Parent LLC, Delayed Draw Term Loan	50,000	12/07/2028	5,000,000
Royal Palm Equity Partners I L.P., Delayed Draw Term Loan	46,849	10/24/2033	315,879
South Florida ENT Associates, Delayed Draw Term Loan	135,838	12/31/2028	30,905
Tactical Air Support, Inc., Delayed Draw Term Loan	273,724	12/22/2028	285,714
Tank Holding Corp., Revolver	(336)	03/31/2028	6,848
Taoglas Group Holdings Limited, Revolver	77,693	02/28/2029	4,648
Total	$24,530,313		$16,494,369
Total Unfunded Commitments			$18,714,571

See Notes to Consolidated Financial Statements.

18	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statement of Assets and Liabilities

September 30, 2025

ASSETS

Investments, at value (Cost $143,572,252)	$144,368,662
Affiliated investments, at value (Cost $18,383,871)	17,513,329
Cash	3,925,825
Interest and distributions receivable	2,343,566
Due from Adviser	2,768
Receivable for Fund shares sold	120,530
Prepaid expenses and other assets	335,225
Total Assets	168,609,905

LIABILITIES
USB Credit Facility (Proceeds $14,154,567)	14,456,971
Interest on line of credit payable	116,476
Due to Adviser	109,401
Administration fees payable	198,529
Incentive fees payable	430,250
Custody fees payable	3,630
Accrued expenses and other liabilities	339,593
Total liabilities	15,654,850
Commitments and contingencies (Note 2)
NET ASSETS	$152,955,055

NET ASSETS CONSIST OF
Paid-in capital	$153,245,666
Total accumulated deficit	(290,611)
NET ASSETS	$152,955,055

Common Shares:
Institutional:
Net assets	$152,955,055
Shares of beneficial interest outstanding (no par value; unlimited shares)	13,153,928
Net asset value	$11.63

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2025	19

Opportunistic Credit Interval Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2025

INVESTMENT INCOME
Interest - Non-Affiliated	$15,112,223
Interest - Affiliated	436,728
Dividends - Non-Affiliated	215,148
Dividends - Affiliated	880,638
Payment-in-kind interest - Non-Affiliated	2,688,857
Payment-in-kind interest - Affiliated	1,018,151
Other income	586,612
Total investment income	20,938,357

EXPENSES
Investment advisory fees (Note 4)	2,152,839
Incentive fees (Note 4)	2,166,666
Administrative fees (Note 4)	679,923
Sub-administrative fees (Note 4)	351,976
Interest expense (Note 7)	1,449,323
Professional fees	507,866
Insurance expense	138,304
Printing expense	51,828
Registration fees	47,694
Trustee fees and expenses	41,693
Custody fees	15,178
Other expenses	288,526
Total expenses	7,891,816
Contractual fees waived by Adviser (Note 4)	(515,703)
Recoupment of previously waived fees (Note 4)	–
Incentive fees voluntarily waived by Adviser (Note 4)	(415,000)
Total net expenses	6,961,113
NET INVESTMENT INCOME	13,977,244
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments - Non-Affiliated	632,975
Net realized loss on investments - Affiliated	(295,588)
Net realized loss on foreign currency transactions	(2,467)
Total net realized gain	334,920
Net change in unrealized appreciation on investments - Non-Affiliated	862,925
Net change in unrealized depreciation on investments - Affiliated	(1,017,687)
Net change in unrealized appreciation on debt denominated in foreign currency	(194,930)
Total net change in unrealized depreciation	(349,692)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(14,772)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,962,472

See Notes to Consolidated Financial Statements.

20	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
OPERATIONS:
Net investment income	$13,977,244	$8,760,338
Net realized gain/(loss) on investments	337,387	(837,251)
Net realized gain/(loss) on foreign currency transactions	(2,467)	18,869
Net change in unrealized depreciation on investments	(154,762)	(625,560)
Net change in unrealized (appreciation)/depreciation on debt denominated in foreign currency	(194,930)	(107,519)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	–	(31)
Net increase in net assets resulting from operations	13,962,472	7,208,846

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings
Institutional	(12,940,570)	(8,708,286)
From return of capital:
Institutional	(162,272)	(1,379,220)
Total distributions to shareholders	(13,102,842)	(10,087,506)

COMMON SHARE TRANSACTIONS
Institutional
Proceeds from sales of shares	35,985,142	118,846,338
Distributions reinvested	1,291,636	984,406
Cost of shares redeemed	(30,895,367)	(9,133,342)
Net Increase from share transactions	6,381,411	110,697,402
Total net increase in net assets	7,241,041	107,818,742

NET ASSETS
Beginning of year	145,714,014	37,895,272
End of year	$152,955,055	$145,714,014

Other Information
Common Shares Transactions
Institutional
Issued	3,106,290	10,108,535
Distributions reinvested	112,570	84,977
Redeemed	(2,677,982)	(786,520)
Net increase in shares	540,878	9,406,992

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2025	21

Opportunistic Credit Interval Fund	Consolidated Statement of Cash Flows

For the Year Ended September 30, 2025

For the Year Ended September 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$13,962,472
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments securities	(76,000,374)
Proceeds from sale of investments securities	62,697,279
Proceeds from sale of short-term investment securities - net	4,758,942
Amortization of premium and accretion of discount on investments	(1,729,386)
Payment-in-kind income	(3,707,008)
Net realized (gain)/loss on:
Investments	(337,387)
Foreign currency transactions	2,467
Net change in unrealized (appreciation)/depreciation on:
Investments	154,762
Debt	194,930
(Increase)/Decrease in assets:
Interest and distributions receivable	(709,379)
Due from Adviser	(2,768)
Prepaid expenses and other assets	55,621
Increase/(Decrease) in liabilities:
Due to Adviser	61,881
Interest on line of credit payable	62,319
Administration fees payable	(962)
Custody fees payable	2,546
Transfer agency fees payable	(79,269)
Incentive fees payable	(61,334)
Accrued expenses and other liabilities	171,184
Net cash used in operating activities	$(503,464)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	36,418,632
Cost of shares redeemed	(30,895,367)
Borrowings on US Bank Line of Credit	46,900,000
Repayment on US Bank Line of Credit	(36,200,000)
Cash distributions paid	(11,811,206)
Net cash provided by financing activities	$4,412,059

Effect of exchange rate changes on cash	256
Net Change in cash & cash equivalents	$3,908,851

Restricted and unrestricted cash, beginning of year	$16,974
Restricted and unrestricted cash, end of year*	$3,925,825

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest:	$1,387,004

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Reinvestment of distributions:	$1,291,636

*	Consists of cash and foreign currency, at value.

See Notes to Consolidated Financial Statements.

22	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
NET ASSET VALUE, BEGINNING OF YEAR	$11.55		$11.82		$10.12		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.08		1.04		1.49		0.05
Net realized and unrealized gain/(loss) on investments	–		(0.21)		1.48	(c)	0.07
Total income from investment operations	1.08		0.83		2.97		0.12
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.99)		(0.94)		(1.27)		–
From return of capital	(0.01)		(0.16)		–		–
Total distributions	(1.00)		(1.10)		(1.27)		–

INCREASE/(DECREASE) IN NET ASSET VALUE	0.08		(0.27)		1.70		0.12
NET ASSET VALUE, END OF YEAR	$11.63		$11.55		$11.82		$10.12

TOTAL RETURN(d)	9.76	%(e)(f)	7.32	%(f)	30.31	%(f)	1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$152,955		$145,714		$37,895		$2,324

RATIOS TO AVERAGE NET ASSETS(g)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	5.25%		4.58%		11.00%		58.09	%(h)
Expenses, net of voluntary incentive waiver	4.97%		4.58%		11.00%		58.09	%(h)
Expenses, net of all fees waived/expenses reimbursed by Adviser	4.63%		3.74%		2.80%		2.50	%(h)
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.84%		3.34%		10.70%		58.09	%(h)
Expenses, net of voluntary incentive waiver	2.56%		3.34%		10.70%		58.09	%(h)
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.22%		2.50%		2.50%		2.50	%(h)
Net investment income	9.29%		8.84%		12.79%		2.24	%(h)
Portfolio turnover rate	38%		18%		63%		106	%(i)

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$14,457		$3,562		$–		$–
Asset coverage per $1,000 (000s)	$11,580		$41,907		$–		$–

(a)	The Fund's Institutional Class commenced operations on July 5, 2022

(b)	Per share numbers have been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.

(e)	0.28% of the Fund’s total return consists of a reimbursement by the Adviser for a voluntary incentive fee waiver. Excluding this item, total return would have been 9.48%.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(h)	Annualized.

(i)	Not annualized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2025	23

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

1. ORGANIZATION

Opportunistic Credit Interval Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on January 21, 2022. The Fund inception date was July 1, 2022 and commenced operations on July 5, 2022.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I shares.

The Fund’s investment objectives are to produce current income and capital appreciation. The Fund will seek to meet its investment objectives by investing primarily in credit-related instruments of North American and European issuers. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments. The Fund’s investments will focus on privately originated credit investments as well as secondary credit investments. The Fund does not invest in instruments of emerging market issuers. The Fund will invest without restriction as to an instrument’s maturity, structure, seniority, interest rate formula, currency, and without restriction as to issuer capitalization or credit quality. Lower credit quality debt instruments, such as leveraged loans and high yield bonds, are commonly referred to as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser to be of similar credit quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in credit-related instruments. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments.

Mount Logan Management LLC (the “Adviser”) serves as the Fund’s investment adviser.

On January 16, 2024, the Fund formed a wholly-owned taxable subsidiary, SOFIX Master Blocker, LLC (the “Taxable Subsidiary”), a Delaware limited liability company, which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein.

The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary, the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Opportunistic Credit Interval Fund and its consolidated subsidiary, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

24	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value (“NAV”).

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the "Board", "Trustees", or "Board of Trustees"). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board of Trustees’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. As fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board of Trustees’ oversight. The Adviser’s fair valuation policies and procedures are approved by the Board of Trustees.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including an investment in Great Lakes Funding II LLC (“Great Lakes II Joint Venture”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Annual Report | September 30, 2025	25

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2025, the Fund had unfunded commitments of $18,714,571.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

26	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
BANK LOANS(a)
Communication Services	$–	$–	$12,736,178	$12,736,178
Consumer Discretionary	–	–	2,464,814	2,464,814
Consumer Staples	–	–	9,870,486	9,870,486
Financials	–	–	37,194,968	37,194,968
Health Care	–	–	10,770,650	10,770,650
Industrials	–	–	8,296,638	8,296,638
Information Technology	–	–	27,157,714	27,157,714
CORPORATE BONDS(a)
Financials	–	–	9,193,572	9,193,572
EQUIPMENT FINANCING(a)
Financials	–	–	1,752,737	1,752,737
PREFERRED STOCK(a)
Communication Services	–	–	4,053,902	4,053,902
Consumer Discretionary	–	–	14,478,273	14,478,273
Consumer Staples	–	–	3,313,195	3,313,195
Health Care	–	–	4,179,066	4,179,066
ASSET-BACKED SECURITIES(a)
Financials	–	–	291,994	291,994
COMMON EQUITY(a)
Communication Services	–	–	22,031	22,031
Consumer Discretionary	–	–	75,951	75,951
Consumer Staples	–	–	4,204,814	4,204,814
Diversified	45,959	–	–	45,959
Financials	–	–	2,120,000	2,120,000
Information Technology	–	–	22,199	22,199
WARRANTS(a)
Consumer Discretionary	–	–	63,265	63,265
Information Technology	–	–	170,101	170,101
DERIVATIVES(a)
Consumer Discretionary	–	–	–	–
Health Care	–	–	–	–
TOTAL	$45,959	$–	$152,432,548	$152,478,507
Investments measured at net asset value(a)				$9,403,484
Total Investments, at fair value				$161,881,991

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

Annual Report | September 30, 2025	27

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Investments in Securities at Value	Fair Value as of September 30, 2024	Purchases	Sales	Accretion of original issue discount	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of September 30, 2025	Net change in unrealized appreciation/ (depreciation) included in results of operations related to Level 3 investments still held at reporting date
Bank Loans
Communication Services	$9,653,748	$3,344,812	$(332,229)	$94,592	$–	$(24,745)	$12,736,178	$(24,745)
Consumer Discretionary	2,803,079	–	(267,499)	13,068	–	(83,834)	2,464,814	(83,834)
Consumer Staples	13,013,365	1,695,550	(4,695,332)	150,585	103,782	(397,464)	9,870,486	(402,952)
Financials	34,448,748	21,742,696	(19,870,436)	808,330	68,694	(3,064)	37,194,968	40,959
Health Care	12,446,560	495,843	(2,135,930)	119,271	(1)	(155,093)	10,770,650	(92,717)
Industrials	12,367,833	664,837	(5,435,691)	78,639	–	621,020	8,296,638	641,503
Information Technology	23,501,624	16,623,408	(13,412,017)	390,342	178,030	(123,673)	27,157,714	(76,582)
Real Estate	4,750,000	902,145	(5,652,145)	–	–	–	–	–
Corporate Bonds
Financials	6,806,755	3,000,000	(613,183)	–	–	–	9,193,572	–
Equipment Financing
Financials	2,912,560	–	(1,159,823)	–	–	–	1,752,737	–
Preferred Stock
Communication Services	2,321,429	1,250,000	–	–	–	482,473	4,053,902	482,473
Consumer Discretionary	8,695,136	6,074,576	–	1,899	21,739	(315,077)	14,478,273	(315,077)
Consumer Staples	–	3,160,074	–	–	–	153,121	3,313,195	153,121
Health Care	3,580,632	38,374	–	–	–	560,060	4,179,066	560,060
Asset-Backed Securities
Financials	340,651	–	–	72,660	–	(121,317)	291,994	(121,317)
Common Equity
Communication Services	5,593	–	–	–	–	16,438	22,031	16,438
Consumer Discretionary	975,000	31,011	–	–	–	(930,060)	75,951	(930,060)
Consumer Staples	–	4,050,191	–	–	–	154,623	4,204,814	154,623
Financials	–	2,117,633	(164,067)	–	46,434	120,000	2,120,000	120,000
Information Technology	–	–	–	–	–	22,199	22,199	22,199
Warrants
Consumer Discretionary	167,042	–	–	–	–	(103,777)	63,265	(103,777)
Information Technology	78,792	130,333	(52,195)	–	–	13,171	170,101	13,171
Derivatives
Consumer Discretionary	–	–	–	–	–	–	–	–
Health Care	–	–	–	–	–	–	–	–
Total	$138,868,547	$65,321,483	$(53,790,547)	$1,729,386	$418,678	$(114,999)	$152,432,548	$53,486

28	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2025 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value at September 30, 2025	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loan
Communication Services	$6,616,699	Market	Broker/Dealer Quotes	N/A
Communication Services	6,119,479	Discounted Cash Flows	Market Yield	9.5% - 13.8% (10.5%)
Consumer Discretionary	2,464,814	Discounted Cash Flows	Market Yield	9.4% - 13.5% (12.1%)
Consumer Staples	2,795,694	Market	Broker/Dealer Quotes	N/A
Consumer Staples	6,239,615	Discounted Cash Flows	Market Yield	10.6% - 11.0% (11.0%)
Consumer Staples	835,177	Enterprise Market Value	Revenue Multiple	0.4x
Financials	32,768,727	Discounted Cash Flows	Market Yield	9.3% - 19.9% (13.4%)
Financials	4,426,241	Market	Broker/Dealer Quotes	N/A
Health Care	10,770,650	Discounted Cash Flows	Market Yield	6.8% - 11.7% (9.6%)
Industrials	1,291,216	Market	Broker/Dealer Quotes	N/A
Industrials	7,005,422	Discounted Cash Flows	Market Yield	12.2% - 17.4% (15.8%)
Information Technology	11,853,455	Market	Broker/Dealer Quotes	N/A
Information Technology	1,091,195	Enterprise Market Value	EBITDA Multiple	0.5x
Information Technology	14,213,064	Discounted Cash Flows	Market Yield	9.1% - 14.8% (12.8%)
Corporate Bonds
Financials	9,193,572	Discounted Cash Flows	Market Yield	12.8%
Equipment Financing
Financials	1,752,737	Discounted Cash Flows	Market Yield	10.8%
Preferred Stock
Communication Services	4,053,902	Enterprise Value	Stock Price	$148,472,824
			Time (Years)	5.0
			Volatility	90.0%
Consumer Discretionary	9,421,848	Enterprise Value	Stock Price	$1,840.0 - $44,715,082.0
				($13,486,588.0)
			Time (Years)	2.5 - 4.2 (3.0)
			Volatility	56.6% - 58.9% (57.3%)
Consumer Discretionary	5,056,425	Recent Transaction	Transaction Price	$1.01
Consumer Staples	3,313,195	Enterprise Market Value	EBITDA Multiple	8.0x
Health Care	4,179,066	Enterprise Market Value	EBITDA Multiple	11.0x
Asset Backed Securities
Financials	291,994	Discounted Cash Flows	Market Yield	22.1%
Common Equity
Communication Services	22,031	Enterprise Market Value	EBITDA Multiple	1.5x
Consumer Discretionary	75,951	Enterprise Market Value	EBITDA Multiple	6.9x
Consumer Staples	4,000,000	Recent Transaction	Transaction Price	$100.0
Consumer Staples	204,814	Enterprise Market Value	EBITDA Multiple	8.0x
Financials	2,120,000	Enterprise Market Value	Book Value Multiple	1.5x
Information Technology	22,199	Enterprise Market Value	Revenue Multiple	2.8x
Warrants
Consumer Discretionary	63,265	Enterprise Value	Stock Price	$44,715,082
			Time (Years)	4.2
			Volatility	58.9%
Information Technology	170,101	Enterprise Market Value	EBITDA Multiple	11.0x
Total Level 3 investments	$152,432,548

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA or Revenue multiple would result in an increase in fair value. A decrease in the EBITDA or Revenue multiple would result in a decrease in fair value.
(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Annual Report | September 30, 2025	29

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes, except for the Taxable Subsidiary, is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the year ended September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund and the Taxable Subsidiary file U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Segment Reporting – In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment, the “Investment Management Segment”. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets. The CODM is the Fund's chief executive officer, and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund's net increase in net assets resulting from operations (“net income”). Net income is comprised of total investment income (“segment revenues”) and total expenses (“significant segment expenses”), which are considered the key segment measures of profit or loss reviewed by the CODM. In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund's shareholders, implementing investment policy decisions and strategic initiatives, managing the Fund's portfolio, allocating assets, and assessing the performance of the portfolio.

Recent Accounting Pronouncements – In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income— Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning in the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its consolidated financial statements.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A ("Series A") of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since affiliated funds of the Adviser control a 50% voting interest in the Great Lakes II Joint Venture.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

30	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

On August 1, 2025, pursuant to the Great Lakes II LLC Agreement, the Fund elected to participate in a rollover transaction from Series A of Great Lakes II Joint Venture to Series B (“Series B”) of Great Lakes II Joint Venture. As part of the transaction, the portion of the Fund's remaining unfunded commitment in Series A became the Fund's remaining unfunded commitment in Series B, thus reducing the Fund’s remaining unfunded commitment in Series A to zero. In connection with the rollover transaction, Series A transferred to Series B a pro rata portion of the underlying portfolio assets held by Series A that corresponded to the interest of the members of Series A who elected to participate in the transaction in addition to a pro rata portion of the principal outstanding under Great Lakes II Joint Venture's credit facility.

The fair value of the Fund’s investment in Series B as of September 30, 2025 was $5,225,449. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not affect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

As of September 30, 2025, the Fund had a $2,220,202 unfunded commitment to the Great Lakes II Joint Venture.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On May 14, 2022, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or collectively "investment advisory fees".

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the average daily gross assets of the Fund. For the year ended September 30, 2025, the Fund incurred $2,152,839 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or anannualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.7647%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.7647% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.7647% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the year ended September 30, 2025, the Advisor earned an incentive fee of $2,166,666. Subsequent to the year ended September 30, 2025, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $2,768.

Under the Expense Limitation Agreement, dated May 14, 2022, renewed on November 26, 2024, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until February 1, 2026, such that the total annual operating expenses of the Fund do not exceed 2.50% per annum of the Class I average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the year ended September 30, 2025, the Adviser waived fees of $515,703 in accordance with the Expense Limitation Agreement.

Annual Report | September 30, 2025	31

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

As of September 30, 2025, the following amounts may be subject to reimbursement to the Adviser based upon their potential expiration dates:

	2026	2027	2028
Opportunistic Credit Interval Fund	$935,874	$647,702	$474,328

The Adviser voluntarily waived $415,000 of incentive fees during the year which is not subject to reimbursement to the Adviser.

During the year, the Adviser didn't recover any previously waived fees under the Expense Limitation Agreement.

Fund Administration and Accounting Fees and Expenses - BC Partners Management LLC (the “Administrator”), an affiliate of the Adviser, serves as administrator to the Fund. Pursuant to the Administration Agreement between the Administrator and the Fund, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer and the Fund’s allocable portion of the compensation of their respective administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator. During the year ended September 30, 2025, the Fund accrued $679,923 for administration fees pursuant to the Administration Agreement.

ALPS Fund Services, Inc. (“ALPS”) serves as sub-administrator to the Fund. During the year ended September 30, 2025, the Fund accrued $351,976 for sub-administration fees payable to ALPS.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2025 amounted to $73,744,374 and $62,697,279, respectively.

6. CAPITAL SHARES

The Fund commenced operations on July 5, 2022 and currently offers Class I at NAV.

Share Repurchase Program - As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

32	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

For the year ended September 30, 2025, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the year ended September 30, 2025, three of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 12, 2024	December 11, 2024	March 14, 2025	June 12, 2025
Repurchase Request Deadline	October 10, 2024	January 10, 2025	April 10, 2025	July 10, 2025
Repurchase Pricing Date	October 10, 2024	January 10, 2025	April 10, 2025	July 10, 2025
Amount Repurchased	$ 4,604,563	$ 7,565,998	$ 7,750,074	$ 10,974,732
Shares Repurchased	399,009	659,634	675,682	943,657

7. BANK LINE OF CREDIT

On April 12, 2024, the Fund entered into a multi-currency revolving bank line of credit (the “Credit Facility”) with U.S. Bank National Association (“USB”). The Credit Facility has a committed, original available facility size of $25 million with an uncommitted accordion feature with a maximum available facility size up to $100 million. On September 13, 2024, the Fund executed on the accordion feature and increased its available facility size to $50 million. On July 18, 2025, the Fund executed on the accordion feature and increased its available facility size to $75 million. The Credit Facility is an evergreen facility terminable by either party upon 364 days of receipt of written notice. The Credit Facility is secured by a first-priority perfected security interest in all the Fund's assets with a facility fee of 0.25% per annum, payable quarterly, pro-rated for the life of the Credit Facility if the Credit Facility is terminated, a commitment fee of 0.35% on the unused portion of the maximum facility size and the interest on the used portion is based on the Fund's option, either daily simple US SOFR, 1 month US SOFR plus the applicable margin of 1.80% or the USB Prime rate.

During the year ended September 30, 2025, the Fund incurred $1,449,323 of interest and financing expenses related to the Credit Facility. Average borrowings during the year ended September 30, 2025, and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2025, were $20,181,770 and 5.86%, respectively. The largest outstanding borrowing during the year ended September 30, 2025, was $34,967,676. As of September 30, 2025, the Fund had borrowings of $14,456,971 (Proceeds $14,154,567) and an average stated interest rate of 5.43%. Included in this amount is $3,756,971 (Proceeds $3,454,567) of borrowings denominated in euros. As collateral for the Credit Facility, the Fund grants USB a first position security interest in and lien on substantially all securities of any kind or description held by the Fund in the pledge account. The fair value of the USB Credit Facility was approximated at carrying value on the consolidated statement of assets and liabilities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. As of September 30, 2025, our asset coverage ratio was 1,158%.

8. TAX BASIS INFORMATION

For the year ended September 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. These differences were primarily attributed to the tax treatment of certain income items.

Distributable Earnings	Paid-In Capital
$(585,095)	$585,095

The following information is computed on a tax basis for each item as of September 30, 2025:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Line of Credit and Foreign Currency	Net Depreciation	Cost of Investments for Income Tax Purposes
$5,413,029	$(5,701,180)	$(75)	$(288,226)	$161,867,738

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses, investments in partnerships and certain other investments.

Annual Report | September 30, 2025	33

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

As of September 30, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation) on Securities	Other cumulative effect of timing differences	Total Accumulated Deficit
$–	$–	$(288,226)	$(2,385)	$(290,611)

The tax characteristics of distributions paid for the years ended September 30, 2025 and September 30, 2024, were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$12,940,571	$–	$162,272
2024	8,708,286	–	1,379,220

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of September 30, 2025, were as follows:

Deferred tax assets:
Net operating loss carryforwards	$–
Capital loss carryforwards	–
Other deferred tax assets	–
Less valuation allowance	–
Total deferred tax assets	$–
Deferred tax liabilities:
Unrealized appreciation on investments	90,711
Unrealized (depreciation) on investments	–
Total deferred tax liability	90,711
Net deferred tax liability	$90,711

The Fund's income tax provision consists of the following as of September 30, 2025:
Current:
Federal	$–
$–
Deferred and other:
Federal and state	$90,711
$90,711

9. RISK FACTORS

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Co-Investment Transactions Risk - As a registered closed-end fund, the Fund is subject to certain regulatory restrictions in making investments. For example, registered closed-end funds generally are not permitted to co-invest with certain affiliated entities in transactions originated by the registered closed-end fund or its affiliates in the absence of an exemptive order from the SEC. However, registered closed-end funds are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. On October 23, 2018, the SEC issued an exemptive order to an affiliate of the Adviser that permits the Fund to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, alongside other funds managed by affiliates, and any future funds that are advised by affiliated investment advisers. Under the terms of the exemptive order, in order for the Fund to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching with respect of the Fund or its shareholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objectives and strategies and certain criteria established by the Fund’s Board of Trustees.

34	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

The Fund relies, in part, on affiliates to assist with identifying and executing upon investment opportunities and on the Fund’s Board of Trustees to review and approve the terms of the Fund’s participation in co-investment transactions with affiliates. Affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of affiliates and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and such other business activities of affiliates in a manner that deemed necessary and appropriate.

The Adviser and individuals employed by it are not generally prohibited from raising capital for and managing other investment entities that make the same types of investments that the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

Convertible Securities Risk - Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Credit Risk - It is possible that the Fund’s debt investments may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Debt Securities and Interest Rate Risks - Because the Fund invests in debt securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign Investment Risk - Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with political and economic developments, government supervision and regulation of foreign securities and currency markets, less liquidity and more volatility, and currency exchange rate fluctuations.

Leverage Risk - The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund (or a Public Investment Fund or Private Investment Fund in which the Fund has invested) to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

Market Disruption Risk - Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

Annual Report | September 30, 2025	35

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

September 30, 2025

Structured Products Risk - The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

10. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the year ended September 30, 2025, and the related positions as of September 30, 2025:

Security Name	Fair Value as of September 30, 2024	Purchases(a)	Sales(b)	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of September 30, 2025	Share/ Balance as of September 30, 2025	Interest income/ Dividends/ Payment-in-kind income
BCP Investment Corporation	$–	$48,792	$–	$–	$(2,833)	$45,959	3,986	$–
EBSC Holdings LLC (Riddell, Inc.), Preferred	5,239,292	547,167	–	–	793,921	6,580,380	5,797,691	545,269
Great Lakes Funding II LLC, Series A	6,350,098	963,349	(6,862,979)	(295,588)	(154,880)	–	–	660,259
Mount Logan Funding 2018-1 LP	340,651	72,660	–	–	(121,317)	291,994	479,858	72,660
PMP OPCO, LLC, Delayed Draw Term Loan	(11,419)	–	–	–	(20,956)	(32,375)	–	15,770
PMP OPCO, LLC, First Lien Term Loan	1,931,934	9,737	(221,484)	–	(60,285)	1,659,902	1,747,266	252,466
PMP OPCO, LLC, Revolver	(4,091)	–	–	–	(6,847)	(10,938)	–	1,395
Princeton Medspa Partners, LLC, Preferred	3,455,844	472,882	–	–	(1,087,258)	2,841,468	4,083,156	472,882
Princeton Medspa Partners, LLC, Put Option	–	–	–	–	–	–	3,500,000	–
Princeton Medspa Partners, LLC, Warrants	167,042	–	–	–	(103,777)	63,265	0.09	–
Riddell Inc., Delayed Draw Term Loan	(1,018)	–	–	–	1,018	–	–	1,492
Riddell Inc., First Lien Term Loan	887,673	3,330	(46,014)	–	3,236	848,225	851,713	92,945
Series B - Great Lakes Funding II LLC	–	5,880,739	(397,581)	–	(257,709)	5,225,449	5,483,158	220,379
Total	$18,356,006	$7,998,656	$(7,528,058)	$(295,588)	$(1,017,687)	$17,513,329		$2,335,517

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.
(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements except as stated below.

36	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Opportunistic Credit Interval Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Opportunistic Credit Interval Fund and subsidiary (the "Fund"), including the consolidated schedule of investments, as of September 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, and for the period from July 5, 2022 (commencement of operations) to September 30, 2022, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from July 5, 2022 (commencement of operations) to September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 26, 2025

We have served as the Fund’s auditor since 2022.

Annual Report | September 30, 2025	37

Opportunistic Credit Interval Fund	Additional Information

  September 30, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended September 30, 2025, is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

38	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Trustees & Officers

  September 30, 2025

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal period end September 30, 2025 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 4 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth*	Position/ Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since October 2020	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1

BC Partners Lending Corp, 2018 to present

BCP Investment Corporation (f/k/a Portman Ridge Finance Corporation), 2019 to present

Bondhouse Investment Trust, 2019 to 2021

Logan Ridge Finance Corporation, 2021 to 2025

Alternative Credit Income Fund, 2020 to present

Robert Warshauer 1958	Trustee since October 2020	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020-present. Former Managing Director and Head of Investment Banking-NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020-2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1

BC Partners Lending Corp, 2018 to present

BCP Investment Corporation (f/k/a Portman Ridge Finance Corporation), 2019 to present

Logan Ridge Finance Corporation, 2021 to 2025

Alternative Credit Income Fund, 2020 to present

George Grunebaum 1963	Trustee since October 2020	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1

BC Partners Lending Corp, 2018 to present

BCP Investment Corporation (f/k/a Portman Ridge Finance Corporation), 2019 to present

Logan Ridge Finance Corporation, 2021 to 2025

Alternative Credit Income Fund, 2020 to present

Annual Report | September 30, 2025	39

Opportunistic Credit Interval Fund	Trustees & Officers

          September 30, 2025

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since 2022	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present.	1

BC Partners Lending Corp, 2018 to present

BCP Investment Corporation (f/k/a Portman Ridge Finance Corporation), 2019 to present

Logan Ridge Finance Corporation, 2021 to 2025

Mount Logan Capital Inc., 2019 to present

Alternative Credit Income Fund, 2020 to present

Brandon Satoren 1988	Chief Financial Officer (Principal Financial Officer) since 2024, Treasurer and Secretary since 2022	Mr. Satoren has served as the Chief Financial Officer (Principal Financial Officer) since 2024, Secretary and Treasurer of the Company since 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.	N/A	N/A
David Held 1970	Chief Compliance Officer and AML Officer since 2022	Mr. Held has served as Chief Compliance Officer of Credit, BC Partners (an asset management firm) since 2021. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Opportunistic Credit Interval Fund, 650 Madison Avenue, 3rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.

40	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Privacy Notice

  September 30, 2025 (Unaudited)

FACTS	WHAT DOES OPPORTUNISTIC CREDIT INTERVAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Opportunistic Credit Interval Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

Annual Report | September 30, 2025	41

Opportunistic Credit Interval Fund	Privacy Notice

  September 30, 2025 (Unaudited)

WHO WE ARE
Who is providing this notice?	Opportunistic Credit Interval Fund
WHAT WE DO
How does Opportunistic Credit Interval Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect your personal information, for example, when you
How does Opportunistic Credit Interval Fund collect my personal information?

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.
Federal law gives you the right to limit only
Why can’t I limit all sharing?

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Opportunistic Credit Interval Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    Opportunistic Credit Interval Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Opportunistic Credit Interval Fund doesn’t jointly market.

42	www.opportunisticcreditintervalfund.com

OPPORTUNISTIC CREDIT INTERVAL FUND

INVESTMENT ADVISER
Mount Logan Management, LLC
650 Madison Avenue, 3rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Opportunistic Credit Income Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Senior Code of Ethics is filed herewith as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2025 and September 30, 2024, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $164,588 and $173,250, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2025 and September 30, 2024, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2025 and September 30, 2024, no fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2025 and September 30, 2024, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e)(1)

The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2025 and September 30, 2024, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the Registrant.

(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Mount Logan Management LLC (“MLM”) has established written policies and procedures setting forth the principles and procedures by which MLM votes or gives consent with respect to securities owned by the Fund (“Votes”). The guiding principle by which MLM votes all Votes is to vote in the best interests of the Fund by maximizing the economic value of the Fund’s holdings, taking into account the Fund’s investment horizon, the contractual obligations under the relevant Governing Documents, and all other relevant facts and circumstances at the time of the vote. MLM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is MLM’s general policy to vote or give consent on all matters presented to security holders in any Vote. However, MLM reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Chief Compliance Officer (“CCO”) or the relevant investment professional, the costs associated with voting such Vote outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

The Fund generally cannot direct MLM’s Vote.

All voting decisions initially are the responsibility of MLM’s investment professionals, unless there is a material conflict of interest, in which case they should raise it with the CCO. In most cases, MLM investment professionals will make the decision as to the appropriate vote for any particular Vote. In making such decision, they may rely on any of the information and/or research available to them. In the event of a material conflict of interest, if the investment professional and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with MLM’s Board as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the Fund’s holdings.

All MLM investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the Fund. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Goldthorpe is currently a Partner at BC Partners Advisors LP (“BC Partners”), having launched the BC Partners Credit platform in February 2017, Chief Executive Officer of the Adviser and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2025, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.1 billion	8	$6.3 billion	3	$0.9 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.1 billion	8	$6.3 million	1	<$0.1 billion

Henry Wang serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Wang is currently a Partner at BC Partners and Co-President of the Adviser. Prior to joining BC Partners in 2017, Mr. Wang was a Partner at Stonerise Capital Partners from 2011 to 2017. Mr. Wang holds a MBA from the Kellogg School of Management at Northwestern University and a BS BA from Boston University.

As of September 30, 2025, Mr. Wang managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.1 billion	8	$6.3 billion	3	$0.9 billion

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$1.1 billion	8	$6.3 million	1	<$0.1 billion

As of September 30, 2025, Mr. Goldthorpe did not own any Fund shares.

As of September 30, 2025, Mr. Wang did not own any Fund shares.

Portfolio Manager Compensation

Each Portfolio Manager is compensated based on the success of various fund and business platforms. As part of this compensation, the Portfolio Manager receives a carried interest from the BC Partners’ activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. Each Portfolio Manager’s compensation would increase if the Fund’s performance (and net asset value) increased due to each Portfolio Manager’s indirect interest in the Adviser, but such compensation is not tied to any specific metric.

(b)        Not applicable to this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Registrant’s Senior Code of Ethics is attached hereto as Exhibit 19(a)(1) in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.CERT.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNISTIC CREDIT INTERVAL FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 5, 2025

By:	/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer (Principal Financial Officer)

Date:  December 5, 2025